Exhibit 99.1

Selected Stater Bros. Holdings Inc. Financial Data

The following table shows selected consolidated financial data and other information. The annual data for 2002, 2003, 2004, 2005, and 2006 are derived from Stater Bros.’ audited consolidated financial statements and the related notes which are included in Stater Bros.’ Amended Annual Report filed on Form 10-K/A for the fiscal year ended September 24, 2006, as filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2007, which are incorporated herein by reference. The information for the 13-week periods is derived from unaudited consolidated financial statements contained in Stater Bros.’ Amended Quarterly Report filed on Form 10-Q/A for the fiscal quarter ended December 24, 2006, as filed with the SEC on March 30, 2007, which are incorporated herein by reference. In the opinion of management, such unaudited consolidated financial statements contain all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of these data. The results for the 13-week periods ended December 25, 2005 and December 24, 2006 are not necessarily indicative of the results for a full year or for any future period. The information included in “Other Operating and Financial Data” and “Store Data” is unaudited.

						Unaudited
	Fiscal Years Ended					13-Week Period Ended
	Sept. 29, 2002	Sept. 28, 2003	Sept. 26, 2004	Sept. 25, 2005	Sept. 24, 2006	Dec. 25, 2005	Dec. 24, 2006
	(in thousands of dollars except per share and store data)
Statement of Earnings Data:
Sales	$2,666,346	$2,753,774	$3,705,209	$3,372,844	$3,508,794	$876,166	$904,354
Cost of goods sold	1,957,526	1,999,361	2,653,139	2,468,736	2,578,435	640,451	662,464

Gross profit	708,820	754,413	1,052,070	904,108	930,359	226,715	241,890
Selling, general and administrative expenses	615,317	659,547	820,329	772,885	790,756	198,765	201,801
Depreciation and amortization	25,052	27,660	33,284	39,575	46,642	10,358	11,884

Total operating expenses	640,369	687,207	853,613	812,460	837,398	209,123	213,685

Operating profit	68,451	67,206	198,457	91,648	92,961	17,592	28,205
Interest and other income (expense)	142	(44)	855	5,402	8,288	2,434	2,655
Interest expense	(52,814)	(53,254)	(53,951)	(57,142)	(57,238)	(14,576)	(14,285)
Interest expense related to debt purchase	—	—	(35,647)	—	—	—	—
Equity in income from unconsolidated affiliate	2,914	1,330	929	—	—	—	—

Income before income taxes	18,693	15,238	110,643	39,908	44,011	5,450	16,575
Income taxes	7,252	5,471	39,202	13,662	17,945	2,118	6,673

Net income	$11,441	$9,767	$71,441	$26,246	$26,066	$3,332	$9,902

Earnings per common share	$272.63	$255.01	$1,865.25	$685.26	$697.21	$87.00	$268.38

Balance Sheet Data (end of period):
Working capital	$119,643	$124,517	$319,855	$277,154	$233,280	$274,691	$232,586
Total assets	630,921	663,836	1,014,121	1,055,369	1,058,092	1,048,367	1,057,646
Long-term notes	458,750	458,750	700,000	700,000	700,000	700,000	700,000
Long-term capitalized lease obligations	10,981	9,926	9,470	8,292	7,294	7,972	7,056
Other long-term liabilities	43,533	53,014	83,112	83,799	80,316	85,187	83,549
Common stockholder’s deficit	(75,849)	(66,082)	(39,641)	(13,395)	(11,079)	(10,063)	(1,177)
Dividends paid per share, Class A Common Stock	$117.49	$—	$1,174.90	$—	$135.52	$—	$—
Cash Flow Data:
Cash provided by (used in) operating activities	51,168	82,950	133,125	83,565	89,130	(21,134)	24,742
Cash provided by (used in) financing activities	(31,218)	(1,116)	119,481	(1,235)	(24,884)	(284)	(320)
Cash used in investing activities	(40,543)	(51,725)	(61,811)	(120,880)	(129,098)	(22,419)	(1,873)
Other Operating and Financial Data:
Sales increases (decreases):
Total sales	3.6%	3.3%	34.6%	(9.0)%	4.0%	3.33%	4.27%
Like stores (1)	5.3%	2.8%	30.3%	(12.1)%	1.5%	0.3%	1.4%
EBITDA(2)	$103,752	$103,581	$243,876	$148,805	$159,819	$33,336	$45,712
Operating profit	$68,451	$67,206	$198,457	$91,648	$92,961	$17,592	$28,205
Ratio of earnings to fixed charges(3)	1.24x	1.21x	1.97x	1.47x	1.47x	1.25x	1.59x
Gross profit, as a percentage of sales	26.58%	27.40%	28.40%	26.81%	26.52%	26.15%	26.76%
Selling, general and administrative expenses, as a percentage of sales	23.08%	23.96%	22.14%	22.92%	22.54%	22.93%	22.32%
Store Data(4):
Number of stores (at end of period)	156	157	158	161	162	162	162
Average sales per store (000s)	$17,092	$17,619	$23,014	$20,404	$20,937	$5,185	$5,404
Average store size:
Total square feet	33,083	33,111	33,206	33,474	33,778	33,654	33,973
Selling square feet	23,675	23,693	23,746	23,872	24,028	23,980	24,141
Total square feet (at end of period) (000s)	5,161	5,205	5,267	5,415	5,491	5,459	5,512
Total selling square feet (at end of period) (000s)	3,693	3,724	3,764	3,860	3,904	3,888	3,914
Sales per average square foot	$517	$532	$693	$610	$620	$154	$159
Sales per average selling square foot	$722	$744	$969	$855	$871	$216	$224

(footnotes on following page)

(1)	Like store sales are calculated by comparing year-to-year sales for stores that are open in both years. For stores that were not open for the entire previous year, only the current year’s weekly sales that correspond to the weeks the store was open in the previous year are used. For stores that were closed during the year, only the prior year’s weekly sales that correspond to the weeks the store was open in the current year are used.
(2)	EBITDA is included here as Stater Bros. believes that it is used by Stater Bros.’ bondholders, securities analysts and other interested parties to evaluate Stater Bros.’ operating results and as a measure of Stater Bros.’ ability to both service debt and to comply with certain debt covenants. EBITDA is a calculation derived from Stater Bros.’ debt covenants and is defined as earnings before interest expense, income taxes, depreciation and amortization. EBITDA is not a measure of financial performance under generally accepted accounting principles (“GAAP”) and should not be used as an alternative to, or be construed as more meaningful than, operating profit or cash flows as an indicator of Stater Bros.’ operating performance. The following table reconciles EBITDA to cash provided by operating activities, which is the most closely comparable GAAP measure of liquidity:

	Unaudited
	Fiscal Years Ended					13-Week Period Ended
	Sept. 29, 2002	Sept. 28, 2003	Sept. 26, 2004	Sept. 25, 2005	Sept. 24, 2006	Dec. 25, 2005	Dec. 24, 2006
	(in thousands of dollars)
Net cash provided by (used in) operating activities	$51,168	$82,950	$133,125	$83,565	$89,130	$(21,134)	$24,742
Net increase (decrease) in operating assets and liabilities	(2,856)	(34,433)	(72,026)	(5,482)	(1,973)	40,420	(464)
Amortization of debt issuance costs	(3,450)	(3,450)	(11,318)	(3,042)	(3,038)	(761)	(761)
Loss on disposal of assets	(1,579)	(1,093)	(1,488)	(1,594)	(2,176)	(116)	(215)
Premiums, fees and make-whole payments related to debt purchase	—	—	26,519	—	—	—	—
Change in deferred income taxes	(2,511)	(448)	17,064	4,554	2,693	(1,767)	1,452
Gain from litigation settlement	—	—	22,371	—	—	—	—
Equity in income from unconsolidated affiliate	2,914	1,330	929	—	—	—	—
Interest expense	52,814	53,254	89,598	57,142	57,238	14,576	14,285
Income tax expense	7,252	5,471	39,202	13,662	17,945	2,118	6,673

EBITDA	$103,752	$103,581	$243,976	$148,805	$159,819	$33,336	$45,712

(3)	For the purpose of determining the ratio of earnings to fixed charges, earnings consist of income before income taxes and amortization of previously capitalized interest. Fixed charges consist of interest expense (whether expensed or capitalized), amortization of debt issuance costs, and such portion of rental expense as can be deemed by management to be representative of the interest factor in the particular case. For fiscal year 2004, included in earnings and fixed charges is Stater Bros.’ 50% share of fixed charges and earnings of Santee through February 6, 2004. Santee has been consolidated into Stater Bros.’ consolidated results since that date.
(4)	Average sales per store, sales per average square foot and sales per average selling square foot are calculated by prorating the number of stores, total square feet and selling square feet by the period of time the store was opened, for new stores, or the period of time the expanded square footage was in service, for expanded stores.